                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 1999
                                                   ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                 1-7182                      13-2740599
--------------------------------------------------------------------------------
   (State or other           (Commission                (I.R.S. Employer
   jurisdiction of           File Number)               Identification No.)
   incorporation)

     World Financial Center, North Tower, New York, New York   10281-1220
     --------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code: (212) 449-1000
                                                         --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  ------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-59997 and 333-68747) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between the Company and The Chase Manhattan Bank (the "Indenture"). The Company will issue $70,000,000 aggregate principal amount of Select Sector SPDR Fund Growth Portfolio Market Index Target-Term Securities(R) due May 25, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Select Sector SPDR Fund Growth Portfolio Market Index Target-Term Securities due May 25, 2006.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Select Sector SPDR Fund Growth Portfolio Market Index Target-Term Securities due May 25, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                ------------------------------
                                         (Registrant)

                                By: /s/ John C. Stomber
                                    ------------------------------
                                            John C. Stomber
                                         Senior Vice President
                                                  and
                                               Treasurer

Date:  May 28, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                           MERRILL LYNCH & CO., INC.




                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 28, 1999



                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Select Sector SPDR Fund Growth Portfolio Market Index Target-Term Securities due May 25, 2006.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Select Sector SPDR Fund Growth Portfolio Market Index Target-Term Securities due May 25, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).